PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Schedule of prepaid expenses and other current assets
Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Prepaid member training costs (1)	36,669	—
Receivables from third-party payment settlement platform (2)	71,202	33,154
Deposits (3)	86,796	62,540
Prepaid rental expenses	617	412
Prepaid advertising expenses	4,085	5,482
Short-term loan receivables (4)	121,949	130,629
Share transfer consideration receivable (5)	97,667	—
VAT-input deductible	115,252	126,455
Staff advance	640	151
Receivables from disposal of a subsidiary (6)	—	26,676
Others	32,555	27,896
Less: allowance for credit losses	—	(2,972)

	567,432	410,423

(1)
The Group engages third party vendors to provide sales and marketing related training to its members, including on-line
training courses to facilitate product sales, updated features on Yunji App, etc. According to the member agreement, all members of the Group, except for those joined the Group’s membership program without paying upfront membership fee, are eligible to attend the training courses provided by these third party vendors. In case when the Group should make prepayments for the training costs to these third party vendors, the prepaid amounts are amortized over relevant period of the training courses provided by the third party vendors. For the years ended December 31, 2018, 2019 and 2020, member training costs were RMB 423,586, RMB 356,283 and RMB 37,147, presented in Cost of revenues in the Consolidation Statements of Comprehensive Loss.

(2)	Receivables from third-party payment settlement platform represent cash due from the third party on-line payment service providers in relation to their processing of payments to the Group.
(3)	Deposits mainly represent the customs deposits held in customs bank accounts, which were RMB 65,000 and RMB 38,000 as of December 31, 2019 and 2020, respectively.
(4)
Short-term loan receivables represent the principal and interest to be collected on three loans provided by the Group to a customer. As of December 31, 2020, the loans include one principal amount of US$ 10.3 million (equivalent to RMB 67,206), one principal amount of US$ 4.7 million (equivalent to RMB 30,667) and the other with principal amount of US$ 5.0 million (equivalent to RMB 32,625). As of December 31, 2019, the loans include one principal amount of US$ 10.3 million, which was renewed in 2020, and include the other with principal amount of RMB 50,000. The terms of loans are of one-year
term and with fixed annual interest at approximately 4% within the market rate range, and mature within one year. The loans are pledged by gold bullion with value no less than the loan principal provided to this customer, and the loan arrangements were entered into separately from regular sales business with this customer.

(5)
Share transfer consideration receivable represents the consideration to be collected for transferring of a third party company’s ADSs. In November 2019, the Group subscribed 820,000 ADSs of a third party company with a total consideration of US$ 13.94 million upon its initial public offering in NASDAQ. According to a shares transfer agreement that the Group entered into, the Group sold and transferred all these ADSs to another third party with a fixed consideration of US$ 13.99 million (equivalent to RMB 97.67 million) in December 2019 and the gain of US$50 was recorded in Financial income, net. The Group received the consideration in January 2020.

(6)
In the fourth quarter of 2020, the Group disposed a subsidiary, Wuhan Yunteng Logistics Co., Ltd. (“Wuhan Yunteng”), to a third party for a total cash consideration of RMB 26,676, with a loss of RMB 1.0 million recorded in other non-operating
income/(loss) (Note 19).